                       EIGHTH AMENDMENT TO LOAN AGREEMENT

            This EIGHTH AMENDMENT TO LOAN AGREEMENT ("Amendment") dated March 31, 1998 is made by and among APOGEE, INC., a Delaware corporation ("Apogee") and each Subsidiary identified on the attached Schedule 6.1(c) (collectively, the "Borrowing Subsidiaries" and together with Apogee, the "Borrowers" and individually, a "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

            Reference is made to the Revolving Credit Agreement dated as of April 11, 1996 by and among the Borrowers and the Bank, as amended on June 21, 1996, November 1, 1996, March 11, 1997, August 8, 1997, December 22, 1997,
January 29, 1998 and February 27, 1998 (the "Agreement"). The obligations under the Agreement and the Loan Documents were evidenced by the Borrowers' several Revolving Credit Notes payable to the Bank. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

            The Borrowers have requested, and the Bank has agreed upon the following terms and conditions, that: (i) the maturity of the two short-term advances heretofore made pursuant to the terms of the amendments to the Revolving Credit Agreement dated February 27, 1998 and evidenced by the Revolving Credit Notes dated those dates each be extended to April 30, 1998, unless otherwise due earlier pursuant to the terms thereof or of any Loan Document, and (ii) an additional short-term advance be made in excess of the limits otherwise applicable to Revolving Credit Loans in anticipation of the sale of assets more particularly described in the Sixth Amendment to Loan Agreement dated January 29, 1998.

            NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.    Amendment to Agreement.

            (a) Section 1.1 of the Agreement is hereby amended effective as of March 31, 1998 by adding the new definition "March Advance Note" to read in its entirety as follows:

            March Advance Note shall mean a $600,000 principal amount Revolving Credit Note executed on March 31, 1998, all amounts under which shall be due on April 30, 1998, unless otherwise due earlier pursuant to the terms thereof or of any Loan Document.

            (b) The definition of "Action Date" in the Fifth Amendment to Loan Agreement dated December 22, 1997, as such definition was amended pursuant to the Seventh Amendment to Loan Agreement dated February 27, 1998, is hereby further amended to read in its entirety as follows:

            "Action Date" shall be the earlier to occur of the following:

                  (a)   April 30, 1998

                  (b) the completion of the "Special Asset Sale" referred to in the Sixth Amendment to Loan Agreement dated January 29, 1988 (the "Sixth Amendment"); or

                  (c) the date on which the "Sale Agreement" referred to in the Sixth Amendment is canceled, terminated or made ineffective.

            (c) The Agreement, the December Advance Note, the January Advance Note and each of the Loan Documents is hereby amended by extending to April 30, 1998, or earlier pursuant to the terms thereof or any Loan Document, the latest date by which the December Advance Note in the principal amount of $700,000 and the January Advance Note in the principal amount of $1,700,000 must each be repaid.

            (d) Section 2.1(b) of the Agreement is amended by adding at the end thereof the following paragraph:

            The Bank agrees to make on March 31, 1998 an advance of $600,000 notwithstanding that all or some of such amount is in excess of the Discretionary Advance Sublimit. Such advance shall be evidenced by the March Advance Note and shall bear interest at the rate otherwise applicable from time to time to the Indebtedness. The March Advance Note need not be repaid under Section 5.3(b) but all principal, interest and other amounts due under or evidenced by the March Advance Note shall be repaid in full on April 30, 1998, unless otherwise due earlier pursuant to the terms thereof or of any Loan Document. The March

            Advance Note is and shall be a "Loan Document" and a "Revolving Credit Note" (except that its terms may differ from the other Revolving Credit Note) and the obligations evidenced thereby shall be "Indebtedness" of each of the Borrowers which are secured by the Collateral and the Guaranties. Without limited the foregoing, failure to pay when due any amounts under the March Advance Note shall constitute an Event of Default under Section 9.1(a) of the Agreement.

      2.    Waiver.

            The Borrowers acknowledge that the Loan Parties are in violation of
Section 8.2(l) [Minimum Net Worth], Section 8.2(m) [Funded Debt to Cash Flow From Operations], Section 8.2(n) [Senior Indebtedness to Cash Flow From Operations] and Section 8.2(o) [Interest Coverage] (the "Existing Defaults"). For the period from December 31, 1997 to and including the "Action Date" (as defined herein), the Bank hereby consents to the Borrowers' non-compliance with such sections and the existence of the Existing Defaults and waives the right to exercise remedies in connection therewith for the period described above. Notwithstanding the foregoing, the Bank's consent and waiver set forth in this
Section 1 shall terminate on the Action Date.

      3.    Miscellaneous.

            (a) Recognizing and in consideration of the Bank's agreement to the amendments herein set forth, the Borrowers hereby waive and release the Bank and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising out of or relating to the Bank's acts or omissions with respect to the Revolving Credit Loans. The Borrowers further hereby agree to indemnify and hold the Bank and its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Bank or any of them on account of anything arising out of the Revolving Credit Note, the January Advance Note, the December Advance Note, the March Advance Note, the Agreement, this Amendment, the Loan Documents or any other document delivered pursuant thereto up to and including the date hereof.

            (b) All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Bank in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

            (c) The Borrowers hereby represent and warrant to the Bank as of the date of this Amendment that, other than the Existing Defaults, there exists no Event of Default or Potential Default under any of the Loan Documents.

            (d) The Borrowers agree to pay all of the Bank's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this Amendment, including without limitation, the reasonable fees and expenses of the Bank's counsel.

            (e) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (f) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers and the Bank and their respective successors and assigns.

            (g) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

            (h) Apogee represents and warrants that all of its subsidiaries are listed on the attached Schedule 6.1(c).

            (i) THE EXECUTION AND DELIVERY OF THIS AMENDMENT SHALL NOT BE CONSTRUED TO ESTABLISH A COURSE OF CONDUCT OR IMPLY THAT ANY OTHER, FUTURE OR FURTHER WAIVERS, CONSENTS OR FORBEARANCE SHALL BE CONSIDERED, PROVIDED OR AGREED TO. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WAIVER OF ANY OF THE RIGHTS AND REMEDIES AVAILABLE TO THE BANK UNDER APPLICABLE LAW OF ANY OF THE LOAN DOCUMENTS, AND THE BANK RESERVES ALL RIGHTS AND REMEDIES AGAINST THE BORROWERS. NO FAILURE TO EXERCISE, NO DELAY IN EXERCISING, NO MAKING OF ANY ADVANCE TO ANY OF THE BORROWERS BY THE BANK, AND NO ACCEPTANCE OF ANY PAYMENT OR NEGOTIATION BY THE BANK, NOW OR IN THE FUTURE, SHALL OPERATE AS A WAIVER OF ANY POWER, REMEDY, OR RIGHT OF THE BANK UNDER THIS AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY POWER, REMEDY, OR RIGHT PRECLUDE ANY OTHER OR FURTHER EXERCISE OF ANY SUCH POWER, REMEDY OR RIGHT.

            (j) This Amendment, and each of the two Revolving Credit Notes (Amended and Restated) dated the date hereof, and the additional Revolving Credit Note dated the date hereof, is a "Loan Document" under the Agreement and any breach of the terms hereof or thereof shall be an Event of Default under Section 9.1(d) of the Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              APOGEE, INC., a Delaware corporation,
                              and each of the other Borrowers and
                              Guarantors listed on Schedule 6.1(c)


                              By:
                                 ---------------------------------------
                              [Name],
                              the                 [Title] of each of
                                  ----------------
                              the Borrowers and Guarantors listed on
                              Schedule 6.1(c),

                                     -and-

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                 ---------------------------------------

                              Name:
                                   -------------------------------------

                              Title:
                                    ------------------------------------

                              REVOLVING CREDIT NOTE
                             (Amended and Restated)
$1,700,000                                            Philadelphia, Pennsylvania
                                                                  March 31, 1998

            FOR VALUE RECEIVED, the undersigned, APOGEE, INC., a Delaware corporation and each Subsidiary identified on the attached Schedule 6.1(c) (collectively, the "Borrowers") hereby promise, jointly and severally, to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal sum of One Million Seven Hundred Thousand U.S. Dollars (U.S. $1,700,000). This Revolving Credit Note evidences each Borrower's obligation to repay a Revolving Credit Loan made by the Bank on this date to the Borrowers pursuant to Section 2 of the Credit Agreement dated April 11, 1996 by and among the Borrowers, the Guarantors and the Bank, as thereafter amended, including on the date hereof (the "Credit Agreement"). All amounts outstanding hereunder, including principal, interest and fees, shall be due and payable on the Action Date. As used herein, Action Date shall mean the earliest to occur of the following:

            (a) April 30, 1998;

            (b) the completion of the "Special Asset Sale" referred to in the Sixth Amendment to Loan Agreement dated January 29, 1998 (the "Sixth Amendment"); or

            (c) the date on which the "Sale Agreement" referred to in the Sixth Amendment is canceled, terminated or made ineffective.

            The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1(a) of, or as otherwise provided in, the Credit Agreement.

            Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at an increased rate of interest as more fully set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

            Interest on this Revolving Credit Note will be payable as set forth in Section 5.2 of the Credit Agreement on the Action Date and at such other times as are specified in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, any payment or action to be made or taken hereunder shall be stated to be or become due on an day which is not a Business Day, such payment or action shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Interest Period shall end on the next preceding Business Day.

            Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Bank located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of American in immediately available funds.

            This Revolving Credit Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. Failure to pay any amount due hereunder on the Action Date shall constitute an Event of Default under Section 9.1(a) of the Credit Agreement.

            All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

            This Revolving Credit Note shall bind the Borrowers and their respective successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrowers" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

            This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

            EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AS OF ANY TERM AGAINST SUCH BORROWER FOR SUCH SUMS AS ARE DUE, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT NOT TO EXCEED THE LESSER OF $2000 OR TWO PERCENT (2%) OF THE AMOUNT OF SUCH JUDGMENT ADDED FOR ATTORNEY'S FEES FOR COLLECTION. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF THE BANK OR SOMEONE ON BEHALF OF THE BANK, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. NO SINGLE EXERCISE OF THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT,UNTIL ALL OF THE OBLIGATION HAVE BEEN SATISFIED IN FULL AND THIS AGREEMENT SHALL BE SUFFICIENT WARRANT THEREFOR.

            EACH BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS, WAIVES STAY OF EXECUTION AND EXTENSION OF TIME OF PAYMENT, AND WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR HEREAFTER MAY BE EXEMPTED BY LAW.

            Each Guarantor consents to the execution and delivery of this Revolving Credit Note and agrees that the obligations evidenced hereby shall be "Guaranteed Indebtedness" under the Guaranty Agreement.

            THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE REPLACES AND SUPERSEDES THE REVOLVING CREDIT NOTE DATED FEBRUARY 27, 1998 IN THE PRINCIPAL AMOUNT OF $1,700,00 (THE "PRIOR NOTE"). TO THE EXTENT THAT THE PRINCIPAL BALANCE OF THIS NOTE INCLUDES THE BORROWER'S INDEBTEDNESS HITHERTO EVIDENCED BY THE PRIOR NOTE, THIS NOTE (I) MERELY RE-EVIDENCES THE INDEBTEDNESS HITHERTO EVIDENCED BY THE PRIOR NOTE, (II) IS GIVEN AS SUBSTITUTION FOR, AND NOT AS PAYMENT OF, THE PRIOR NOTE AND (III) IS IN NO WAY INTENDED TO CONSTITUTE A NOVATION OF THE PRIOR NOTE. BORROWERS HEREBY AGREE THAT THIS NOTE SHALL IN ALL RESPECTS TAKE THE PLACE OF AND INCLUDE ANY PRINCIPAL AMOUNT OF THE PRIOR NOTE.

            IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note by its duly authorized officers with the intention that it constitute a sealed instrument.

                                    APOGEE, INC., a Delaware
                                    corporation, and each of the
                                    other Borrowers and Guarantors
                                    listed on Schedule 6.1(c)


                                    By:
                                       --------------------------
                                    [Name],
                                    the            [Title] of each
                                        ----------
                                    of the Borrowers and
                                    Guarantors listed on Schedule
                                    6.1(c)

                              REVOLVING CREDIT NOTE
                             (Amended and Restated)
$700,000                                              Philadelphia, Pennsylvania
                                                                  March 31, 1998

            FOR VALUE RECEIVED, the undersigned, APOGEE, INC., a Delaware corporation and each Subsidiary identified on the attached Schedule 6.1(c) (collectively, the "Borrowers") hereby promise, jointly and severally, to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal sum of Seven Hundred Thousand U.S. Dollars (U.S. $700,000). This Note evidences each Borrower's obligation to repay a Revolving Credit Loan made by the Bank on this date to the Borrowers pursuant to Section 2 of the Credit Agreement dated April 11, 1996 by and among the Borrowers, the Guarantors and the Bank, as thereafter amended, including on the date hereof (the "Credit Agreement"). All amounts outstanding hereunder, including principal, interest and fees, shall be due and payable on the Action Date. As used herein, Action Date shall mean the earliest to occur of the following:

            (a)   April 30, 1998;

            (b) the completion of the "Special Asset Sale" referred to in the Sixth Amendment to Loan Agreement dated January 29, 1998 (the "Sixth Amendment"); or

            (c) the date on which the "Sale Agreement" referred to in the Sixth Amendment is canceled, terminated or made ineffective.

            The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1(a) of, or as otherwise provided in, the Credit Agreement.

            Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at an increased rate of interest as more fully set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

            Interest on this Revolving Credit Note will be payable as set forth in Section 5.2 of the Credit Agreement on the Action Date and at such other times as are specified in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, any payment or action to be made or taken hereunder shall be stated to be or become due on an day which is not a Business Day, such payment or action shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Interest Period shall end on the next preceding Business Day.

            Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Bank located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of American in immediately available funds.

            This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. Failure to pay any amount due hereunder on the Action Date shall constitute an Event of Default under Section 9.1(a) of the Credit Agreement.

            All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

            This Note shall bind the Borrowers and their respective successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrowers" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

            This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

            EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AS OF ANY TERM AGAINST SUCH BORROWER FOR SUCH SUMS AS ARE DUE, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT NOT TO EXCEED THE LESSER OF $2000 OR TWO PERCENT (2%) OF THE AMOUNT OF SUCH JUDGMENT ADDED FOR ATTORNEY'S FEES FOR COLLECTION. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF THE BANK OR SOMEONE ON BEHALF OF THE BANK, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. NO SINGLE EXERCISE OF THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT,UNTIL ALL OF THE OBLIGATION HAVE BEEN SATISFIED IN FULL AND THIS AGREEMENT SHALL BE SUFFICIENT WARRANT THEREFOR.

            EACH BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS, WAIVES STAY OF EXECUTION AND EXTENSION OF TIME OF PAYMENT, AND WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR HEREAFTER MAY BE EXEMPTED BY LAW.

            Each Guarantor consents to the execution and delivery of this Note and agrees that the obligations evidenced hereby shall be "Guaranteed Indebtedness" under the Guaranty Agreement.

            THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE REPLACES AND SUPERSEDES THE REVOLVING CREDIT NOTE DATED FEBRUARY 27, 1998 IN THE PRINCIPAL AMOUNT OF $700,00 (THE "PRIOR NOTE"). TO THE EXTENT THAT THE PRINCIPAL BALANCE OF THIS NOTE INCLUDES THE BORROWER'S INDEBTEDNESS HITHERTO EVIDENCED BY THE PRIOR NOTE, THIS NOTE (I) MERELY RE-EVIDENCES THE INDEBTEDNESS HITHERTO EVIDENCED BY THE PRIOR NOTE, (II) IS GIVEN AS SUBSTITUTION FOR, AND NOT AS PAYMENT OF, THE PRIOR NOTE AND (III) IS IN NO WAY INTENDED TO CONSTITUTE A NOVATION OF THE PRIOR NOTE. BORROWERS HEREBY AGREE THAT THIS NOTE SHALL IN ALL RESPECTS TAKE THE PLACE OF AND INCLUDE ANY PRINCIPAL AMOUNT OF THE PRIOR NOTE.

            IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

                                    APOGEE, INC., a Delaware
                                    corporation, and each of the
                                    other Borrowers and Guarantors
                                    listed on Schedule 6.1(c)


                                    By:
                                       --------------------------
                                    [Name],
                                    the            [Title] of each
                                        ----------
                                    of the Borrowers and
                                    Guarantors listed on Schedule
                                    6.1(c)

                              REVOLVING CREDIT NOTE

$600,000                                              Philadelphia, Pennsylvania
                                                                  March 31, 1998

            FOR VALUE RECEIVED, the undersigned, APOGEE, INC., a Delaware corporation and each Subsidiary identified on the attached Schedule 6.1(c) (collectively, the "Borrowers") hereby promise, jointly and severally, to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal sum of Six Hundred Thousand U.S. Dollars (U.S. $600,000). This Revolving Credit Note evidences each Borrower's obligation to repay a Revolving Credit Loan made by the Bank on this date to the Borrowers pursuant to Section 2 of the Credit Agreement dated April 11, 1996 by and among the Borrowers, the Guarantors and the Bank (as thereafter amended, including on the date hereof the "Credit Agreement"). All amounts outstanding hereunder, including principal, interest and fees, shall be due and payable on the Action Date. As used herein, Action Date shall mean the earliest to occur of the following:

            (a) April 30, 1998;

            (b) the completion of the "Special Asset Sale" referred to in the Sixth Amendment to Loan Agreement dated January 29, 1998 (the "Sixth Amendment"); or

            (c) the date on which the "Sale Agreement" referred to in the Sixth Amendment is canceled, terminated or made ineffective.

            The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1(a) of, or as otherwise provided in, the Credit Agreement.

            Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at an increased rate of interest as more fully set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

            Interest on this Revolving Credit Note will be payable as set forth in Section 5.2 of the Credit Agreement on the Action Date and at such other times as are specified in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, any payment or action to be made or taken hereunder shall be stated to be or become due on an day which is not a Business Day, such payment or action shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Interest Period shall end on the next preceding Business Day.

            Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Bank located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of American in immediately available funds.

            This Revolving Credit Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. Failure to pay any amount due hereunder on the Action Date shall constitute an Event of Default under Section 9.1(a) of the Credit Agreement.

            All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

            This Revolving Credit Note shall bind the Borrowers and their respective successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrowers" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

            This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

            EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AS OF ANY TERM AGAINST SUCH BORROWER FOR SUCH SUMS AS ARE DUE, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT NOT TO EXCEED THE LESSER OF $2000 OR TWO PERCENT (2%) OF THE AMOUNT OF SUCH JUDGMENT ADDED FOR ATTORNEY'S FEES FOR COLLECTION. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT OF THE BANK OR SOMEONE ON BEHALF OF THE BANK, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. NO SINGLE EXERCISE OF THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT,UNTIL ALL OF THE OBLIGATION HAVE BEEN SATISFIED IN FULL AND THIS AGREEMENT SHALL BE SUFFICIENT WARRANT THEREFOR.

            EACH BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS, WAIVES STAY OF EXECUTION AND EXTENSION OF TIME OF PAYMENT, AND WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR HEREAFTER MAY BE EXEMPTED BY LAW.

            Each Guarantor consents to the execution and delivery of this Revolving Credit Note and agrees that the obligations evidenced hereby shall be "Guaranteed Indebtedness" under the Guaranty Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note by its duly authorized officers with the intention that it constitute a sealed instrument.

                                    APOGEE, INC., a Delaware
                                    corporation, and each of the
                                    other Borrowers and Guarantors
                                    listed on Schedule 6.1(c)


                                    By:
                                       --------------------------
                                    [Name],
                                    the            [Title] of each
                                        ----------
                                    of the Borrowers and
                                    Guarantors listed on Schedule
                                    6.1(c)